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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported): October 1, 1999



                              THE PROVIDENT BANK
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            (Exact name of registrant as specified in its charter)

               Ohio                       333-81675              31-0412725
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 (State or Other Jurisdiction of      (Commission File       (I.R.S. Employer
          Incorporation)                   Number)          Identification No.)

                   One East Fourth Street
                      Cincinnati, Ohio                 45202
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                 (Address of Principal               (Zip Code)
                   Executive Offices)



       Registrant's telephone number, including area code (513) 579-2000
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

Item 5.  Other Events.
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Incorporation of Certain Documents by Reference
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     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6,
1996), the Company will incorporate by reference the financial statement of MBIA Insurance Corporation ("MBIA") into the Company's registration statement (File No. 333-81675). The financial statements will be referred to in the prospectus supplement relating to the Company's Home Equity Loan Asset-Backed Notes, Series 1999-A. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP to the use of their name in such prospectus supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as
Exhibit 23.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.
------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.          Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE PROVIDENT BANK



                                          By:  /s/ Kevin Shea
                                               -------------------------
                                               Name:  Kevin M. Shea
                                               Title: Vice President



Dated:  September 29, 1999

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                                 Exhibit Index
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     Exhibit                                                        Page
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       23.      The Consent of PricewaterhouseCoopers LLP..............6

                EXHIBIT 23: CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement of The Provident Bank relating to Provident Bank Home Equity Loan Trust 1999-A, of our report February 2, 1999, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998. We also consent to the reference to our firm under the caption "Experts".

                                          \s\  PricewaterhouseCoopers LLP
                                               --------------------------
                                               PricewaterhouseCoopers LLP



New York, New York
September 30, 1999